May 18, 2007

PROVIDENT INVESTMENT COUNSEL
MUTUAL FUNDS

Small Cap Growth Fund, Class A
A Series of Advisors Series Trust
Supplement to Prospectus
Dated February 28, 2007

Provident Investment Counsel, Inc., the investment advisor to the Small Cap Growth Fund (the “Fund”) and the Board of Trustees of Advisors Series Trust have determined to close the Class A shares of the Fund and convert such shares to Class I shares because Class A’s small asset size does not permit efficient operation.

Accordingly, Class A of the Fund will be closed to all purchases (including new accounts and additional investments) effective at the close of the market on May 25, 2007.

Class I shares are offered by the Fund without a sales load or other sales charges. Class A shares of the Fund charge a maximum front-end sales load of 5.75% and charge an ongoing shareholder servicing fee at an annual rate of 0.15% of share assets and an ongoing distribution and servicing (Rule 12b-1) fee at an annual rate of 0.25% of share assets. By converting current Class A shares to Class I shares, shareholders of Class A will no longer be subject to any sales charges, and will enjoy lower ongoing expenses as a result of the decrease in shareholder servicing and distribution (Rule 12b-1) fees.

Existing Class A shareholders may contact us at the number below to exchange their shares for Class I shares of the Fund. An exchange between share classes in the same Fund is not considered a taxable event. If the Fund has not received your exchange request or other instruction by June 27, 2007, your Class A shares will be automatically converted to Class I shares on June 29, 2007. If you currently are enrolled in and purchase Class A shares through the automatic investment plan, the plan will be automatically transferred for you so that future investments through the plan will be made in Class I shares.

Please contact the Fund at 1-800-618-7643 if you have any questions.

Please retain this Supplement with your Prospectus for reference.

The date of this supplement is May 17, 2007.